EXHIBIT 10.4
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                        INDEMNIFICATION AGREEMENT
                        -------------------------

      THIS INDEMNIFICATION AGREEMENT ("Indemnification Agreement") is made effective as of this 8th day of June, 2004, by LAKES OF THE MEADOW VILLAGE HOMES CONDOMINIUM NO. ONE MAINTENANCE ASSOCIATION, INC., a Florida corporation not for profit (the "Association"), on behalf of itself and its members, and ARVIDA/JMB PARTNERS, L. P,, a Delaware limited partnership d/b/a Arvida/JMB Partners, Ltd. ("Arvida/JMB").

      WHEREAS, the Association, on behalf of itself and its members, Arvida/JMB and certain other Associations, on behalf of themselves and their members, have entered into a Settlement Agreement (the "Settlement Agreement") dated February 3, 2004 relating to the Lawsuit;

      WHEREAS, pursuant to the Settlement Agreement, the Association, on behalf of itself and its members, has agreed to indemnify Arvida/JMB and its Affiliates on the terms and conditions set forth in this Indemnification Agreement;

      WHEREAS, the Association desires to enter into this Indemnification Agreement, on behalf of itself and its members, in order to complete the Settlement and pursue the common purpose of remediation of the Condominium Units included in the Association's condominium; and

      WHEREAS, Arvida/JMB desires to enter into this Indemnification Agreement in order to complete the Settlement and obtain the benefits of the indemnification herein for itself and its Affiliates.

      NOW, THEREFORE, FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, and described in the Settlement Agreement, the Association, on behalf of itself and its members, and Arvida/JMB hereby agree as follows:

      1.   DEFINITION OF CERTAIN TERMS.  For purposes of this
Indemnification Agreement, capitalized terms used but not otherwise defined in this Indemnification Agreement have the same definitions ascribed to such terms in the Settlement Agreement.

      2. INDEMNIFICATION OF ARVIDA/JMB. The Association, on behalf of itself and its members (hereinafter collectively referred to as the "Indemnifying Party"), shall save, defend, indemnify and hold harmless Arvida/JMB and its Affiliates (each, an "Indemnified Party" and collectively, the "Indemnified Parties") from and against any and all liability, loss, damage, cost, expense (including, without limitation, reasonable attorneys' fees and expenses, whether incurred investigating any threatened claim, at pre-trial, trial or appellate court) for: (a) any and all Released Claims of the Association, its members or their Related Parties; (b) any and all Subrogation Claims attributable to the Association, its members or their respective Related Parties; (c) any breach by the Association or its members of a representation, warranty or covenant made by or on behalf of the Association or its members in the Settlement Agreement or any Related Agreement; (d) any and all claims, demands, causes of action and other rights or remedies asserted by or on behalf of a former, current or future owner or resident of a Condominium Unit included in the Association's condominium for personal injury or death









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(which shall include, without limitation, claims for emotional distress, pain and suffering, aggravation and mental anguish) arising out of or relating to (i) any and all defects of every kind and nature (including, without limitation, latent defects) in the design or construction of, or other damage to, any Condominium Units included in the Association's condominium, whether such defects or other damage previously existed, currently exists or arise after the date of this Indemnification Agreement, or (ii) any failure to make or undertake appropriate and/or timely remediation, alteration or construction-related or design-related activities for any Condominium Units included in the Association's condominium, PROVIDED, HOWEVER, that such indemnification against a claim for personal injury or death shall only apply to such a claim asserted in a lawsuit filed after December 31, 2004; (e) any and all other claims, demands, causes of action and other rights or remedies asserted by or on behalf of a former, current or future owner or resident of a Condominium Unit included in the Association's condominium, including, without limitation, claims for alternative living expenses, storage and handling expenses, and loss of use, loss of value, loss of financing or refinancing opportunity, loss of rental and loss of enjoyment of a Condominium Unit in the Association's condominium, arising out of or relating to (i) any and all defects of every kind and nature (including, without limitation, latent defects) in the design or construction of, or other damage to, any Condominium Units included in the Association's condominium, whether such defects or other damage previously existed, currently exists or arise after the date of this Indemnification Agreement, or (ii) any failure to make or undertake appropriate and/or timely remediation, alteration or construction-related or design-related activities for any Condominium Units included in the Association's condominium; (f) any and all claims, demands, causes of action and other rights or remedies (including, without limitation, for personal injury or death) asserted by any Person arising out of or relating to any remediation, alteration or construction-related or design-related activities, including, without limitation, any defective or negligent remediation, alteration or construction-related or design-related activities, made or undertaken at any time (whether before or after the date of this Indemnification Agreement) for any Condominium Units included in the Association's condominium; or (g) any and all claims, demands, causes of action and other rights or remedies asserted by any Person arising out of or relating to the past, present or future governance, operation, maintenance or administration of the Association, any other Village Homes condominium association or any of their respective affairs or property, including, without limitation, the application of the settlement payment made by Arvida/JMB pursuant to the Settlement Agreement (all of the foregoing matters to be indemnified against hereinafter referred to collectively as the "Indemnified Claims" and individually as an "Indemnified Claim"). By way of example, but without limiting the generality of the foregoing, indemnification by the Indemnifying Party shall apply to (I) any claim against an Indemnified Party for reimbursement of any loss, cost, expense, award, judgment, fine, penalty or other obligation assessed or imposed by Miami-Dade County, Florida (or any agency, department, bureau, board, office or other subdivision thereof) against the Association or any owner of a Condominium Unit included in the Association's condominium and arising out of any defects in or other damage to such Condominium Unit, including any loss, penalty or other obligation assessed or imposed against the owner of such Condominium Unit for any failure to correct the defects cited in any Deficiency Notice for such Condominium Unit; (II) any claim against an Indemnified Party by a former owner of a Condominium Unit included in the Association's condominium for a loss of market value resulting in a reduced sale price for such Condominium Unit; (III) any claim against an Indemnified Party for alternative living expenses or other costs and expenses incurred by an owner or resident of a Condominium Unit included in the Association's condominium while any remediation of such Condominium Unit occurs; and (IV) any claim against an Indemnified Party by any Person for personal injury or death arising out of any remediation of any Condominium Unit included in the Association's condominium.





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      3.   NOTICE OF INDEMNIFIED CLAIM.  Arvida/JMB or other Indemnified
Party shall notify the Association of the nature of an Indemnified Claim asserted in a lawsuit within a reasonable time after its assertion, but the failure to so notify the Association shall not relieve the Indemnifying Party of its obligations under this Indemnification Agreement for such Indemnified Claim unless, and only to the extent, that such failure to notify shall materially prejudice the Indemnifying Party in the defense of such Indemnified Claim.

      4. DEFENSE OF INDEMNIFIED CLAIM. The Indemnifying Party shall be entitled to participate at its own expense in the defense or, if it so elects within a reasonable time after receipt of notice of the assertion in a lawsuit of an Indemnified Claim, to assume the defense of such Indemnified Claim, in which case the defense shall be conducted by counsel chosen by it and reasonably satisfactory to the Indemnified Party or Indemnified Parties that are a defendant or defendants therein. In the event that the Indemnifying Party elects to assume the defense of any such Indemnified Claim and retain such counsel, the Indemnified Party or Indemnified Parties that are a defendant or defendants in the lawsuit shall bear the fees and expenses of additional counsel, if any, thereafter retained by such Indemnified Party or Indemnified Parties. In the event that the parties to any such lawsuit (including impleaded parties) include the Indemnifying Party and any Indemnified Party, and such Indemnified Party shall have been advised by counsel chosen by such Indemnified Party that there is or may be a conflict of interest in the representation by the same counsel of the Indemnifying Party and such Indemnified Party, the Indemnifying Party shall not have the right to assume the defense of such Indemnified Claim on behalf of such Indemnified Party, and the Indemnifying Party will reimburse such Indemnified Party for the reasonable fees and expenses of any counsel retained by such Indemnified Party. In the event that the Indemnifying Party shall fail or refuse to participate in the defense or assume the defense of any Indemnified Claim within a reasonable time after notice of its assertion, the Indemnified Party or Indemnified Parties may defend or settle such Indemnified Claim, and in such event, the amount of any judgment or settlement and any fees and expenses, including, without limitation, attorneys' fees and expenses, incurred by the Indemnified Party or Indemnified Parties for such Indemnified Claim shall conclusively be deemed to be reasonable amounts incurred for such Indemnified Claim and subject to indemnification hereunder.

      5. ASSESSMENT OF MEMBERS TO PAY FOR INDEMNIFICATION. The Association covenants and agrees to assess its members, to the extent necessary and to the extent permitted by applicable law, in order to enable the Association to satisfy any and all obligations of the Indemnifying Party under this Indemnification Agreement, including, without limitation, the payment to an Indemnified Party of any Indemnified Claim. The Association, on behalf of itself and its members, agrees that an Indemnified Party shall be entitled to specific performance of the provisions of this Paragraph 5. In order to secure the Association's assessment obligation as aforesaid, and in addition to the specific performance remedy stated above, the Association hereby assigns to Arvida/JMB (on behalf of itself and all other Indemnified Parties) the Association's right, duty and authority to levy assessments as aforesaid, as well as the right to record and enforce the lien for same as set forth in the Association's Declaration of Condominium and in Florida Statute 718.116(5). In the event the Association has insurance coverage for an Indemnified Claim, the Association agrees to assign to the Indemnified Party or Indemnified Parties the proceeds (and any and all rights thereto) of such insurance coverage.











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      6.   RIGHT TO DEAL WITH THE ASSOCIATION ONLY.  In all matters
relating to an Indemnified Claim, an Indemnified Party is entitled to deal exclusively with the Association as the Indemnifying Party, whether providing notice of an Indemnified Claim, seeking payment for an Indemnified Claim, or otherwise, and nothing in this Indemnification Agreement shall require any Indemnified Party to provide any notice to, seek payment from or otherwise deal with any members of the Association in order to have any Indemnified Claim paid in full or otherwise have the obligations of the Indemnifying Party under this Indemnification Agreement performed, PROVIDED, HOWEVER, that nothing in this Paragraph 6 shall limit or adversely affect the rights of Arvida/JMB (on behalf of itself and all other Indemnified Parties) or the obligations of the Association and its members under Paragraph 5 of this Indemnification Agreement.

      7. OTHER PROVISIONS. Paragraphs 14 (Governing Laws), 16 (Time of Essence), 17 (Assignment of Settlement Agreement and Related Agreements), 19 (No Admission of Liability), 20 (Use the of Settlement Agreement), 21 (Drafting of Agreements), 22 (Entire Agreement), 23 (Independent Judgment), 24 (Binding Agreement), 25 (Headings), 26 (Notices), 27 (Counterparts), 28 (Further Assurances), 29 (Waiver), 30 (Prevailing Party Attorneys' Fees and Costs), 31 (Limitation of Liability), 32 (Survivability), 33 (Provisions Severable) and 34 (Certain Rules of Construction) of the Settlement Agreement are hereby incorporated herein by reference as though fully set forth herein, and references in those paragraphs to "Settlement Agreement" shall be deemed herein to be references to this Indemnification Agreement to the extent the same may be necessary or appropriate for proper construction.






                       (SIGNATURE PAGE TO FOLLOW)




































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      IN WITNESS WHEREOF, the Association and Arvida/JMB have executed this
Indemnification Agreement effective as of the date first written above.


                                  ASSOCIATION:

                                  LAKES OF THE MEADOW VILLAGE HOMES
                                  CONDOMINIUM NO. ONE MAINTENANCE
                                  ASSOCIATION, INC.,
                                  a Florida corporation not for profit,
                                  on its behalf and on behalf
                                  of its members


                                  By:   /s/ Lazaro Cabezes
                                        ------------------------------

                                  Name:  Lazaro Cabezes
                                  Title: Pres.



                                  ARVIDA/JMB:

                                  ARVIDA/JMB PARTNERS, L.P.,
                                  a Delaware limited partnership
                                  d/b/a Arvida/JMB Partners, Ltd.

                                  By:   Arvida/JMB Managers, Inc.
                                        General Partner



                                  By:   /s/ Gary Nickele
                                        ------------------------------

                                  Name:  Gary Nickele
                                  Title: President
































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STATE OF FLORIDA       )
                       )     SS.
COUNTY OF MIAMI-DADE   )




      BEFORE ME, the undersigned, a Notary Public, duly commissioned, personally appeared Lazaro Cabezes in his or her capacity as President of LAKES OF THE MEADOW VILLAGE HOMES CONDOMINIUM NO. ONE MAINTENANCE ASSOCIATION, INC., who is personally known to me or has produced __________ as identification, and acknowledged the execution of the foregoing instrument to be his or her free and voluntary act and deed in his or her capacity as aforesaid and the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned.

      IN WITNESS WHEREOF, I have hereunto set my hand and seal at the County and State set forth above, this 24th day of May 2004.



                                  /s/ Donna L. Baer
                                  ------------------------------
                                  Notary Public



                                  Donna L. Baer
                                  ------------------------------
                                  Printed Notary Name




OFFICIAL NOTARY SEAL
DONNA L. BAER
NOTARY PUBLIC STATE OF FLORIDA
COMMISSION NO. DD180754
MY COMMISSION EXP. APR. 8, 2007







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STATE OF ILLINOIS      )
                       )     SS.
COUNTY OF COOK         )


      BEFORE ME, the undersigned, a Notary Public, duly commissioned, personally appeared GARY NICKELE, in his capacity as PRESIDENT of ARVIDA/JMB MANAGERS, INC., the General Partner of ARVIDA/JMB PARTNERS, L.P., who is personally known to me, and acknowledged the execution of the foregoing instrument to be his free and voluntary act and deed in his capacity as aforesaid and the free and voluntary act and deed of said corporation, as general partner aforesaid, for the uses and purposes therein mentioned.

      IN WITNESS WHEREOF, I have hereunto set my hand and seal at the County and State set forth above, this 21st day of May 2004.




                             /s/ Marilyn A. Corbett
                             ------------------------------
                             Notary Public



                             Marilyn A. Corbett
                             ------------------------------
                             Printed Notary Name


"OFFICIAL SEAL"

MARILYN A. CORBETT
Notary Public, State of Illinois
My Commission Expires 02/28/05

                        SCHEDULE TO EXHIBIT 10.4
                        -------------------------



      In addition to the foregoing Indemnification Agreement, the Partnership also entered in substantially identical Indemnification Agreements as follows:

      1) Indemnification Agreement by Lakes of the Meadow Village Homes Condominium No. Two Maintenance Association, Inc., on behalf of itself and its members, and Arvida/JMB Partners, L.P., dated as of June 8, 2004.

      2) Indemnification Agreement by Lakes of the Meadow Village Homes Condominium No. Three Maintenance Association, Inc., on behalf of itself and its members, and Arvida/JMB Partners, L.P., dated as of June 8, 2004.

      3) Indemnification Agreement by Lakes of the Meadow Village Homes Condominium No. Four Maintenance Association, Inc., on behalf of itself and its members, and Arvida/JMB Partners, L.P., dated as of June 8, 2004.

      4) Indemnification Agreement by Lakes of the Meadow Village Homes Condominium No. Five Maintenance Association, Inc., on behalf of itself and its members, and Arvida/JMB Partners, L.P., dated as of June 8, 2004.

      5) Indemnification Agreement by Lakes of the Meadow Village Homes Condominium No. Six Maintenance Association, Inc., on behalf of itself and its members, and Arvida/JMB Partners, L.P., dated as of June 8, 2004.

      6) Indemnification Agreement by Lakes of the Meadow Village Homes Condominium No. Seven Maintenance Association, Inc., on behalf of itself and its members, and Arvida/JMB Partners, L.P., dated as of June 8, 2004.

      7) Indemnification Agreement by Lakes of the Meadow Village Homes Condominium No. Nine Maintenance Association, Inc., on behalf of itself and its members, and Arvida/JMB Partners, L.P., dated as of June 8, 2004.